Exhibit 99.1

Investor Presentation November 2019

Safe Harbor Statements Forward Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “may,” “shoul d,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify such forward - looking statements, but other statements not based on historical information may also be c onsidered forward - looking statements. These statements should be considered subject to various risks and uncertainties, and are made based upon management’s belief as well as assum pti ons made by, and information currently available to, management pursuant to “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Ameris Bancorp (“Ameris,” “ABCB” or the “Company”) may differ materially from the results anticipated in forward - looking statements due to a variety of factors including, but not limi ted to: ( i ) the risks of any acquisitions, mergers or divestitures which Ameris may undertake in the future, including, without limitation, the related time and costs of implementing such tran sac tions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth, expense savings and/or other results from such transactions; (ii ) t he effects of future economic, business and market conditions and changes, including, without limitation, seasonality; (iii) legislative and regulatory changes, including chang es in banking, securities and tax laws, regulations and policies and their application by Ameris's regulators; (iv) changes in accounting rules, practices and interpretations; (v) the risks of changes in interest rates on th e l evels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and interest - sensitive assets and liabilities ; (vi) changes in borrower credit risks and payment behaviors; (vii) changes in the availability and cost of credit and capital in the financial markets; (viii) changes in the prices, values and sa les volumes of residential and commercial real estate; (ix) the effects of concentrations in Ameris's loan portfolio; (x) Ameris's ability to resolve nonperforming assets; (xi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates and valuations; (xii) changes in technology or products that may be mor e d ifficult, costly or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism, hurricanes, floods, tornados or other catastrophic events that may affe ct economic conditions; and (xiv) the other factors and information contained in Ameris's reports and filings with the SEC, including Ameris's annual report on Form 10 - K for the year ended December 31, 2018 and Ameris's quarterly reports on Form 10 - Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019 . Many of these risks factors are beyond Ameris's ability to control or predict, and you are cautioned not to put undue reliance on the forward - looking statements appearing in this presentation. Forward - looking statements represent Ameris's estimates and assumptions only as of the date that they were made. Ameris does not intend to update or reissue any forward - looking statements contained in this presentation as a result of new informatio n or other circumstances that may become known to Ameris. 2

Safe Harbor Statements Non - GAAP Financial Matters This presentation contains financial information determined by methods other than in accordance with GAAP. Ameris's management uses these non - GAAP measures in its analysis of Ameris's performance. These measures are useful when evaluating the underlying performance and efficiency of Ameris's operations and balance sheet. Ameris's management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period. Ameris's management believes that investors may use these non - GAAP financial measures to evaluate Ameris's financial performance without the impact of unusual items that may obscure trends in Ameris's underlying performance. These disclosures should not be viewed as a substitute for financial measures determined in accordanc e w ith GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Non - GAAP m easures include tangible common equity, tangible common equity/tangible assets , adjusted net income, adjusted non - interest expense, adjusted non - interest expense/average assets, adjusted efficiency ratio, adjusted return on average assets and adjusted return on common equity. Ameris calculates the regulatory capital ratios using current regulatory report instructions. Ameris's management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of Ameris. The se capital measures may or may not be necessarily comparable to similar capital measures that may be presented by other companies . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures is set forth in th e Appendix of this presentation. Disclaimers This presentation is confidential and for your information only and is not intended to be used or reviewed by or distributed to anyone other than you. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of Ameris Bancorp, nor shall there be any sale of securities in an y jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. If Ameris Banco rp were to conduct an offering of securities in the future, it will be made under Ameris Bancorp’s registration statement that has been filed with the Securities and Exchange Commission and bec ame effective upon filing and only by means of a prospectus supplement and accompanying prospectus, as well as any final term sheet relating to such transaction, copies of which, when available, may be obtained from the Securities and Exchange Commission’s website at www.sec.gov or from the underwriters for any such offering. 3

Company Overview Company Profile Company Overview Franchise Footprint Note: Financial data as of or for the most recent quarter ended September 30, 2019 (1) See Appendix for reconciliation of non - GAAP financial measures 4 Financial Highlights Dollars in millions Total Assets $17,764.3 Gross Loans $14,013.8 Total Deposits $13,659.6 Loan / Deposit Ratio 93.9% Tangible Common Equity (1) $1,411.9 Total Equity $2,420.7 Total Equity / Total Assets 13.63% Tang. Common Equity / Tang. Assets (1) 8.43% Tier 1 Leverage Ratio 8.55% Total RBC Ratio 11.93% CRE / Bank Level RBC Ratio 231% Net Interest Margin 3.84% Cost of Deposits 0.86% Non-Interest Income / Avg. Assets 1.76% Adj. Non-Interest Expense / Avg. Assets (1) 2.94% Adj. Efficiency Ratio (1) 57.25% Adj. Return on Avg. Assets (1) 1.57% Adj. Return on Common Equity (1) 18.95% Asset Quality NPAs / Assets 0.73% Balance Sheet Capital Profitability Name Ameris Bancorp Headquarters Atlanta, GA Date Bank Founded 10/1/1971 Branch Count 170 Summary

Company Overview
The Ameris Bancorp Story

Strong Operating Results

- Management team focused on producing top quartile results
- Higher than peer EPS growth estimates in 2020 due to recent acquisition of Fidelity Southern Corporation (LION)
- Managed minimal rate sensitivity despite significant growth in total assets and intense pressure on deposit costs in last cycle
- 2019Q3 net interest margin down slightly to 3.84%, from 3.91% in 2019Q2, including impact of LION acquisition
- Strong, attractive Southeastern markets and attractive lines of business give us the ability to grow organically at a safe pace
- Growth prospects for TBV and capital levels are very attractive
- CRE concentrations are moderate and forecast to decline
- Diversified loan portfolio across geography and product lines

Disciplined M&A Strategy in the Southeast

- Completed acquisition of LION on July 1, which increased assets approximately $5.2 billion
  - Data conversion completed in November 2019
- Previously announced a four to six quarter pause on M&A activity
  - Management team is focused on successful integration of LION acquisition
  - Opportunities exist within our current markets due to competitor disruption
- Successfully integrated acquisitions, including three transactions in 2018 with $3.1 billion in new assets

Market Snapshot

State	Branch Count (#)	Dep. In Market ($M)	Franchise Percent (%)	2010-2020 Pop. Change (%)	2020-2025 Proj. Pop. Change (%)	2020-2025 Proj. HH Inc. Change (%)
Georgia	105	8,778	64.19	10.21	4.94	11.19
Florida	53	3,962	28.98	15.92	6.63	11.56
South Carolina	8	748	5.47	11.90	5.73	11.44
Alabama	4	185	1.35	2.62	1.38	11.27
Weighted Average	**170**	**13,673**	**100.00**	**11.86**	**5.42**	**11.31**
Aggregate: National				**7.00**	**3.27**	**9.87**

Note: Market Snapshot and deposit data as of June 30, 2019; demographic data is estimated
Source: S&P Global Market Intelligence

5

Company Overview

Executive Leadership Team

H. PALMER PROCTOR JR.
Chief Executive Officer
Years at Ameris: <1 | Years in Banking: 30

Palmer has served as CEO of Ameris Bank and Ameris Bancorp since July 2019. Prior to his current role, Palmer held the positions of President and CEO of Fidelity Bank and President of Fidelity Southern Corporation, and served on the Boards of Directors of both. Palmer held numerous management positions at Fidelity Bank, including Senior Vice President of retail and consumer banking, trust and investments, bank operations, and commercial banking activities.



LAWTON E. BASSETT, III
Ameris Bancorp Banking Group President; Ameris Bank President
Years at Ameris: 13 | Years in Banking: 28

Lawton E. Bassett, III, has served as Ameris Bank president and Ameris Bancorp Banking Group president, since February 2017. Prior to his current position, Bassett served as executive vice president and chief banking officer for the Company's Georgia and Alabama regions beginning January 2016, and regional president and market president from 2006 to 2016. From 2003 to 2006, he served as president and chief executive officer of Citizens Security Bank, formerly a wholly-owned subsidiary of the Company. Prior to joining the Company, Bassett served in various commercial lending and leadership roles at Barnett Bank and SunTrust.



NICOLE S. STOKES
EVP and Chief Financial Officer
Years at Ameris: 9 | Years in Banking: 20

Nicole S. Stokes has served as Ameris Bank and Ameris Bancorp executive vice president and chief financial officer since January 2018. Stokes joined Ameris Bank in December 2010 as controller, and served as Ameris Bank chief financial officer beginning June 2016. Prior to joining Ameris Bank, Stokes served as chief financial officer of PAB Bankshares and Park Avenue Bank in Valdosta, Georgia, controller of The Bank in Birmingham, Alabama and senior auditor of Synovus Financial Corporation in Columbus, Georgia.



ROSS L. CREASY
EVP and Chief Innovation Officer
Years at Ameris: <1 | Years in Banking: 24

Ross Creasy has served as Executive Vice President and Chief Innovation Officer of Ameris Bank since July 2019. Prior to joining Ameris Bank, Ross was the Chief Information Officer at Fidelity Bank where he had oversight of Technology and Operations. With over 24 years of experience in banking and technology, Ross has held many leadership positions, including at E*TRADE, Capital One, and the Federal Reserve.



JON S. EDWARDS
EVP and Chief Credit Officer
Years at Ameris: 20 | Years in Banking: 26

Jon S. Edwards has served as Executive Vice President and Director of Credit Administration since May 2005. He was Executive Vice President and Regional Bank Executive for Southern Division from August 2002 through April 2005. Mr. Edwards served as the Director of Credit Administration from March 1999 to July 2003 and Senior Vice President from March 1999 to August 2002. He was a Director of each subsidiary bank in the Southern Division from September 2002 through April 2005.



JAMES A. LAHAISE
EVP and Chief Strategy Officer
Years at Ameris: 5 | Years in Banking: 34

James A. LaHaise has served as executive vice president and chief strategy officer since June 2018. Prior to this role, he served as executive vice president and chief banking officer for Georgia and Alabama since January 2016. He was executive vice president and commercial banking executive from June 2014 - January 2016. Mr. LaHaise served as president and chief executive officer of Coastal Bankshares, Inc. and The Coastal Bank from January 2013-June 2014. He was executive vice president and chief banking officer of The Coastal Bank from May 2007 – January 2013.



6

Company Overview Executive Leadership Team (cont.) 7 CINDI H. LEWIS WILLIAM D. MCKENDRY EVP, Chief Administrative Officer and Corporate Secretary EVP and Chief Risk Officer Years at Ameris: 19 │ Years in Banking: 43 Years at Ameris: 2 │ Years in Banking: 22 MICHAEL T. PIERSON JODY L. SPENCER EVP and Chief Operations Officer EVP and General Counsel Years at Ameris: <1 │ Years in Banking: 26 Years at Ameris: <1 │ Years in Banking: <1 Jody has served as executive vice president and general counsel of Ameris Bank since July 2019. Prior to joining Ameris, Jody was an attorney with Rogers & Hardin LLP in Atlanta where he was a partner for more than 11 years and worked closely with Ameris. Michael Pierson has served as Executive Vice President and Chief Operations Officer of Ameris Bank and Ameris Bancorp since July 2019. Prior to joining Ameris, Michael was with Fidelity Southern Corporation and Fidelity Bank for 21 years where he served in several leadership roles including Head of Commercial Banking, Mergers and Acquisitions, and Chief Risk Officer. Cindi H. Lewis has served as the Chief Administrative Officer since May 2006, Executive Vice President since May 2002 and Corporate Secretary since May 2000. Ms. Lewis was the Director of Human Resources from May 2000 to May 2006 and Senior Vice President from May 2000 to May 2002. William (Bill) McKendry has served as Executive Vice President and Chief Risk Officer since September 2017. Prior to joining Ameris Bank, Mr. McKendry served as executive vice president and chief risk officer for Bank of North Carolina. Prior to that, he served as deputy general auditor at First Citizens Bancshares and as an audit & consulting leader for both Wachovia and Bank One Corporation.

Company Overview Business Line Overview Specialty Finance • U.S. Premium Finance offers solutions on insurance premium financing, including property and casualty • Provides three different funding types, including wire transfer / ACH, conventional checks and draft checks • Over 25,000 borrowers and 1,000 agency relationships in all 50 states • Mortgage production (purchase and refinancing loans) • Construction lending • Home equity lines of credit (HELOC) • Personal line of credit • Automobile, boat, RV and motorcycle loans • Standard deposit account options, IRAs, ESAs, and debit and credit cards • Personal services include wealth management, wire transfers, direct deposits and telephone banking Personal Business • SBA Preferred, Express, and Export Lender • Provide over 10 industry focused loan products • Fixed or variable rate loans and lines of credit of up to $6 million, depending on SBA loan type • Provide equipment, working capital and inventory loans • Other financing options include real estate loans, business acquisition financing, and franchise lending SBA Loans • Small business, corporate and commercial banking • Provides business lines of credit and equipment financing • Lending for municipalities and public entities for financing various public projects • Provide services for various associations, including deposit and interest income solutions, as well as lockboxes • FSA Preferred Lender for agricultural lending, including financing for farm machinery, equipment, and livestock • Provider of USDA business and industry loans • Commercial real estate financing for corporate and farmland development and improvements 8

Company Overview Franchise History Jacksonville Bancorp, Inc. Jacksonville, FL • $502mm assets • $386mm loans • $427mm deposits Merchants & Southern Banks of Florida, Inc . Gainesville, FL • $398mm assets • $213mm loans • $329mm deposits 2006 Islands Bancorp Beaufort, SC • $77mm assets • $62mm loans • $68mm deposits 2014 Coastal Bankshares , Inc. Savannah, GA • $433mm assets • $295mm loans • $364mm deposits 2015 2017 2013 Prosperity Banking Company Saint Augustine, FL • $742mm assets • $464mm loans • $478mm deposits Ameris has successfully announced and integrated eight whole bank acquisitions since 2006 Atlantic Coast Financial Corporation Jacksonville, FL • $922mm assets • $799mm loans • $676mm deposits Hamilton State Bancshares, Inc . Hoschton , GA • $1.8bn assets • $1.3bn loans • $1.5bn deposits Fidelity Southern Corporation Atlanta, GA • $4.8bn assets • $3.7bn loans • $4.0bn deposits 2018 Note: Financial data as of announcement based on merger investor presentations 9

Financial Overview

Balance Sheet Metrics

Total Assets



$20.0
$15.0
$10.0
$5.0
$0.0
$8.0
$11.2
$11.4
$11.4
$11.7
$11.9
$17.8
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
Total Assets ($B)

Total Deposits



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.4
$8.8
$9.2
$9.6
$9.8
$9.6
$13.7
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
Total Deposits ($B)

Gross Loans



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.3
$8.6
$8.7
$8.6
$8.6
$9.3
$14.0
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
Gross Loans ($B)

Loans / Deposits



100%
80%
60%
40%
20%
0%
96%
97%
93%
88%
87%
94%
94%
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
Loans / Deposits (%)

10

Financial Overview Earnings and Profitability Metrics Return on Average Assets Return on Average Equity 11 Net Interest Margin Efficiency Ratio 1.38% 0.44% 1.47% 1.53% 1.42% 1.34% 0.49% 1.44% 1.38% 1.53% 1.61% 1.51% 1.56% 1.57% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 ROAA (%) Adjusted ROAA (%) (1) 12.73% 3.86% 11.78% 12.09% 10.95% 10.27% 3.49% 17.09% 17.26% 20.50% 20.95% 18.82% 18.79% 18.95% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 24.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 ROAE (%) Adjusted ROATCE (%) (1) 3.92% 3.95% 3.92% 3.91% 3.95% 3.91% 3.84% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Net Interest Margin (%) (1) Adjusted for non - recurring items; see Appendix for reconciliation 62.04% 80.50% 56.00% 58.30% 57.95% 59.36% 85.35% 59.95% 57.53% 54.42% 54.10% 55.12% 53.77% 57.25% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Efficiency Ratio (%) Adjusted Efficiency Ratio (%) (1)

Financial Overview Noninterest Income and Noninterest Expense 12 Noninterest Income $26,464 $31,307 $30,171 $30,470 $30,771 $35,236 $76,993 1.37% 1.47% 1.07% 1.07% 1.09% 1.22% 1.76% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $0 $20,000 $40,000 $60,000 $80,000 $100,000 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Service Charges Mortgage Other Commissions Other NII / Average Assets (%) (%) Noninterest Expense $59,098 $86,386 $72,353 $75,810 $75,425 $81,251 $192,697 3.06% 4.06% 2.56% 2.66% 2.68% 2.80% 4.41% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $50,000 $100,000 $150,000 $200,000 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Salaries and Benefits Occupancy and Equipment Amortization Other NIE / Average Assets (%) (%) • Increase in 2019Q3 core operating expenses − Cost savings from LION acquisition expected to be fully phased in during 2020 − Additional cost saves expected in 2019Q4 due to November data conversion • Increase in lines of business - related operating expenses due to commissions related to elevated production levels • Company continues to drive expense control behaviors and look for efficiencies • Mortgage banking experienced increased production − 2019Q3 production elevated due to the interest rate environment • Service charges increased in 2019Q3, inclusive of the impact of the Durbin Amendment • SBA revenues increased due to increased volume of sold loans

Consolidated Capital Overview Historical Capital Ratios 13 Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Risk Based Capital Ratio 8.30% 7.65% 7.77% 8.22% 8.46% 8.68% 8.43% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 TCE / TA (%) 9.65% 11.43% 8.89% 9.17% 9.43% 9.47% 8.55% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Leverage Ratio (%) 11.28% 10.35% 10.66% 11.07% 11.29% 10.66% 9.75% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Tier 1 Capital Ratio (%) 12.82% 11.55% 11.81% 12.23% 12.23% 11.74% 11.93% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Total Capital Ratio (%) (1) See Appendix for reconciliation of non - GAAP financial measures TCE/TA (1)

Loan Portfolio and Asset Quality Asset Diversification 14 Loan Composition Commentary 1-4 Family Multifamily OO RE C &D NOO RE Farm & Ag C & I Consumer Other Total $14,014 2,292 241 1,434 1,601 1,221 $4,003 270 1,485 1,469 1 - 4 Family 28.6% Multifamily 1.9% OO RE 10.6% C &D 10.5% NOO RE 16.4% Farm & Ag 1.7% C & I 10.2% Consumer 11.4% Other 8.7% Note: Dollars in millions; financial data as of September 30, 2019 • Reliable and profitable growth in all segments of loan production • The largest category of loans includes well diversified mortgage loans and HELOCs • Participations purchased only amount to approximately 1% of total loans • Across all loan types, the average loan size is approximately $75M • Approximately 11% of total loans are categorized as Construction or A&D • Bank level CRE and bank level C&D concentrations are 230.8% and 84.1%, respectively, at 2019Q3 • Credit management consists of the Company’s Chief Credit Officer, Senior Credit Officer and six Regional Credit Officers − Collectively , these individuals have 70 years with Ameris and 256 years of banking experience

Loan Portfolio and Asset Quality CRE & C&I Portfolio Concentrations 15 Investor CRE Composition C&I Composition Office $669 Retail (inc Single-Tenant) 537 Hotels / Motels 415 Multi-Family 384 Warehouse / Industrial 296 Strip Center, Non-Anchored 274 Strip Center, Anchored 259 RRE Construction - Spec 280 RRE Construction - Pre-Sold 189 Misc CRE (ALF, Church, etc) 136 All Other Types 570 Total $4,008 Office 16.7% Retail (inc Single - Tenant) 13.4% Hotels / Motels 10.4% Multi - Family 9.6% Warehouse / Industrial 7.4% Strip Center, Non - Anchored 6.8% Strip Center, Anchored 6.5% RRE Construction - Spec 7.0% RRE Construction - Pre - Sold 4.7% Misc CRE (ALF, Church, etc) 3.4% All Other Types 14.2% US Premium Finance $699 Mortgage Warehouse / MSR 584 Patriot Capital 119 Ameris Equipment Finance 105 Government Guaranteed Lending 51 Corporate Finance 14 Other 652 Total $2,224 US Premium Finance 31.4% Mortgage Warehouse / MSR 26.3% Patriot Capital 5.4% Ameris Equipment Finance 4.7% Government Guaranteed Lending 2.3% Corporate Finance 0.6% Other 29.3% Note: Dollars in millions; financial data as of September 30, 2019

Loan Portfolio and Asset Quality Loan Portfolio Concentrations by Industry 16 Note: Dollars in millions; financial data as of September 30, 2019 (1) Excludes loans HFS Outstanding NAICS Code Balance ($M) Private Households $4,545 Lessors of CRE Buildings 1,472 New RRE Builders 636 Lessors of Residential Buildings & Dwellings 592 Mortgage WHSE LOCs / MSR LOCs 584 Community Development / Legislative Bodies 489 Hotels & Motels 420 Hospitals / Physicians & Dentists 219 Lessors of Mini-Warehouses & Self-Storage Units 152 Full & Limited Service Restaurants 139 Religious Organizations 134 Assisted Living Facilities 128 Other 3,316 Total $12,826 0 Private Households 35.4% Lessors of CRE Buildings 11.5% New RRE Builders 5.0% Lessors of Residential Buildings & Dwellings 4.6% Mortgage WHSE LOCs / MSR LOCs 4.6% Community Development / Legislative Bodies 3.8% Hotels & Motels 3.3% Hospitals / Physicians & Dentists 1.7% Lessors of Mini - Warehouses & Self - Storage Units 1.2% Full & Limited Service Restaurants 1.1% Religious Organizations 1.0% Assisted Living Facilities 1.0% Other 25.8% (1)

Loan Portfolio and Asset Quality

Summary Asset Quality

Non-Performing Assets



$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.61%
0.67%
0.60%
0.55%
0.54%
0.51%
0.73%
$48.8
$75.3
$68.4
$63.0
$62.4
$60.8
$128.8
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
NPAs ($M)
NPAs / Assets (%)

Non-Performing Loans



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.53%
0.71%
0.60%
0.54%
0.54%
0.51%
0.83%
$32.9
$60.0
$51.3
$46.3
$45.6
$46.1
$106.8
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
NPLs ($M)
NPLs / Loans (%)

Net Charge-Offs



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.09%
0.23%
0.26%
0.14%
0.17%
0.07%
0.07%
$1.4
$3.8
$5.5
$3.0
$3.6
$1.5
$2.3
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
NCOs ($M)
NCOs / Average Loans (%)

Loan Loss Reserves



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.42%
0.37%
0.33%
0.34%
0.34%
0.35%
0.28%
$26.2
$31.5
$28.1
$28.8
$28.7
$31.8
$35.5
2018Q1
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2
2019Q3
LLR ($M)
LLR / Loans (%)

17

Securities, Liquidity and Funding Deposit Mix Note: Dollars in millions; financial data as of September 30, 2019 18 Deposit Composition Cost of Total Deposits 0.43% 0.47% 0.69% 0.79% 0.92% 0.97% 0.86% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Cost of Deposits (%) $211.1 $524.6 $790.9 $846.7 $848.3 $421.8 $433.2 3.27% 5.99% 8.61% 8.77% 8.66% 4.40% 3.17% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Brokered Deposits ($M) As a Percent of Total Deposits (%) Brokered Deposits NIB Transaction MMDA & Savings Time < $250K Time > $250K Total $4,078 2,110 4,497 2,319 $13,660 656 NIB 29.9% Transaction 15.4% MMDA & Savings 32.9% Time < $250K 17.0% Time > $250K 4.8%

Securities, Liquidity and Funding

Securities Portfolio

Investment Portfolio



Municipals
7.7%
Mutual Funds
0.1%
Preferred Securities
0.1%
SBA
5.2%
Agency Notes/Bonds
1.5%
CMBS
18.7%
CMOs
26.6%
Corporate Bonds
3.3%
Foreign Debt Securities
0.1%
MBS
36.7%

Rating Distribution

S&P / Moody's	Market Value ($000)	Portfolio Concentration
AAA/Aaa	$1,347,798	90.4%
AA+/Aa1	37,104	2.5%
AA/Aa2	25,510	1.7%
AA-/Aa3	18,023	1.2%
A+/A1	1,788	0.1%
A/A2	1,675	0.1%
A-/A3	13,726	0.9%
BBB+/Baa1	471	0.0%
Unrated	45,112	3.0%
Total	$1,491,207	100.0%

Investment Portfolio Detail

Security Type	Par Value ($000)	Book Value ($000)	Market Value ($000)	Gain / (Loss) ($000)	Book Yield (%)	Average Life (years)	Mod. Duration (years)	Allocation (%)
Agency Notes/Bonds	$22,000	$22,265	$22,360	$95	1.97%	2.03	1.93	1.5%
CMBS	276,394	275,372	283,448	8,076	2.98%	4.92	4.45	18.7%
CMOs	386,910	391,996	394,445	2,449	2.48%	2.84	2.60	26.6%
Corporate Bonds	47,750	47,842	48,947	1,105	4.67%	2.53	2.33	3.3%
Foreign Debt Securities	1,000	1,000	1,000	0	3.45%	3.17	2.95	0.1%
MBS	533,004	539,735	544,701	4,966	2.78%	4.30	3.87	36.7%
Municipals	111,608	113,607	116,349	2,742	3.29%	3.05	2.65	7.7%
Mutual Funds	1,000	1,000	1,000	0	4.44%	7.78	6.57	0.1%
Preferred Securities	1,886	1,898	1,971	73	6.05%	18.79	11.18	0.1%
SBA	75,814	76,743	76,986	244	2.51%	4.21	3.84	5.2%
Total	$1,457,367	$1,471,458	$1,491,207	$19,748	2.82%	3.86	3.48	100.0%

Note: Dollars in thousands; financial data as of September 30, 2019

19

Securities, Liquidity and Funding Liquidity Detail 20 Additional Sources of Bank Funding Holding Company Detail Dividend Capacity  Under Georgia law, and among other conditions, Ameris Bank may not declare in any calendar year a dividend that exceeds 50 % of the prior year net profits (as defined) without prior approval from Georgia Department of Banking and Finance  Ameris Bank has earned $165.2 million of net income and paid dividends to Ameris Bancorp of $40 million in the twelve month period ended September 30, 2019  Ameris has borrowing capacity through a number of wholesale sources including the FHLB, correspondent banks and the Federal Reserve Bank Amount Available Type Outstanding ($000) ($000) Cash & Due from Banks $31,268 $31,268 Holding Company LOC (2) $70,000 $30,000 Subordinated Debt $75,000 $0 Trust Preferred $127,075 $0 Total $303,343 $61,268 Amount Available Type Outstanding ($000) ($000) FHLB $1,128,940 $1,722,678 Federal Reserve Discount Window $0 $1,242,003 Unsecured Federal Funds (1) $0 $157,000 Total $1,128,940 $1,399,003 Note: Dollars in thousands; financial data as of September 30, 2019 (1) Credit arrangements with various financial institutions (2) S ecured by subsidiary bank stock, expires on September 26, 2020 and bears a variable interest rate of 90 - day LIBOR plus 3.50%.

21  Strong operating results  Capacity for organic growth in strong , attractive Southeastern markets  Various and high performing lines of business  Thoughtful M&A strategy; currently focused on the successful integration of the LION acquisition  Minimal rate sensitivity  Diversified loan portfolio across geography and product lines  Sustained profitability in lines of business (including mortgage , premium finance and SBA )  Maintain continued efficiency ratio discipline through reallocation of resources  Focused and experienced management team Summary

Appendix

Appendix

Reconciliation of Non-GAAP Measures

(dollars in thousands)	For the Quarter Ended, 2018Q1	2018Q2	2018Q3	2018Q4	2019Q1	2019Q2	2019Q3
Net Income	$ 26,660	$ 9,387	$ 41,444	$ 43,536	$ 39,905	$ 38,904	$ 21,384
Adjustment Items:							
Merger and conversion charges	835	18,391	276	997	2,057	3,475	65,158
Executive retirement benefits	-	5,457	962	2,005	-	-	-
Restructuring charges	-	-	229	754	245	-	-
Servicing right impairment (recovery)	-	-	-	-	-	1,460	(1,319)
Financial impact of hurricanes	-	-	-	882	(89)	50	-
Gain on BOLI proceeds	-	-	-	-	-	-	(4,335)
Loss on sale of premises	583	196	4	250	919	2,800	889
Tax effect of adjustment items	(298)	(4,192)	377	(810)	(450)	(1,479)	(13,238)
After-tax adjustment items	1,120	19,852	1,848	4,078	2,682	6,306	47,155
Reduction in state tax expense accrued in prior year net of federal tax impact	-	-	-	(1,717)	-	-	-
Adjusted net income	$ 27,780	$ 29,239	$ 43,292	$ 45,897	$ 42,587	$ 45,210	$ 68,539
Average assets	$ 7,823,451	$ 8,529,035	$ 11,204,504	$ 11,307,980	$ 11,423,677	$ 11,625,344	$ 17,340,387
Return on average assets	1.38%	0.44%	1.47%	1.53%	1.42%	1.34%	0.49%
Adjusted return on average assets	1.44%	1.38%	1.53%	1.61%	1.51%	1.56%	1.57%
Average common equity	$ 849,346	$ 974,494	$ 1,395,479	$ 1,428,341	$ 1,478,462	$ 1,519,598	$ 2,432,182
Less:							
Average goodwill	$ 177,176	$ 264,397	$ 504,455	$ 505,195	$ 503,365	$ 500,670	$ 880,676
Average other intangibles, net	$ 13,074	$ 30,538	$ 53,110	$ 53,945	$ 57,221	$ 54,087	$ 116,677
Average tangible common equity	$ 659,096	$ 679,559	$ 837,914	$ 869,201	$ 917,876	$ 964,841	$ 1,434,829
Return on average common equity	12.73%	3.86%	11.78%	12.09%	10.95%	10.27%	3.49%
Adjusted return on average tangible common equity	17.09%	17.26%	20.50%	20.95%	18.82%	18.79%	18.95%

23

Appendix

Reconciliation of Non-GAAP Measures (cont.)

(dollars in thousands)	For the Quarter Ended, 2018Q1	2018Q2	2018Q3	2018Q4	2019Q1	2019Q2	2019Q3
Total assets	$8,022,828	$11,190,697	$11,428,994	$11,443,515	$11,656,275	$11,889,336	$17,764,277
Less:							
Goodwill	208,513	504,764	505,604	503,434	501,308	501,140	911,488
Other intangibles, net	12,562	53,561	54,729	58,689	55,557	52,437	97,328
Total tangible assets	$7,801,753	$10,632,372	$10,868,661	$10,881,392	$11,099,410	$11,335,759	$16,755,461
Total shareholders' equity	$ 868,944	$ 1,371,896	$ 1,404,977	$ 1,456,347	$ 1,495,584	$ 1,537,121	$ 2,420,723
Less:							
Goodwill	208,513	504,764	505,604	503,434	501,308	501,140	911,488
Other intangibles, net	12,562	53,561	54,729	58,689	55,557	52,437	97,328
Total tangible common shareholders' equity	$ 647,869	$ 813,571	$ 844,644	$ 894,224	$ 938,719	$ 983,544	$ 1,411,907
Tangible common equity to tangible assets	8.30%	7.65%	7.77%	8.22%	8.46%	8.68%	8.43%
Effect of goodwill and other intangbiles	2.53%	4.61%	4.52%	4.51%	4.37%	4.25%	5.20%
Equity to assets (GAAP)	10.83%	12.26%	12.29%	12.73%	12.83%	12.93%	13.63%

24

Appendix

Reconciliation of Non-GAAP Measures (cont.)

(dollars in thousands)	For the Quarter Ended,						
	2018Q1	2018Q2	2018Q3	2018Q4	2019Q1	2019Q2	2019Q3
Noninterest Expense	$ 59,098	$ 86,386	$ 72,353	$ 75,810	$ 75,425	$ 81,251	$ 192,697
Adjustment Items:							
Merger and conversion charges	(835)	(18,391)	(276)	(997)	(2,057)	(3,475)	(65,158)
Executive retirement benefits	-	(5,457)	(962)	(2,005)	-	-	-
Restructuring charges	-	-	(229)	(754)	(245)	-	-
Financial impact of hurricanes	-	-	-	(882)	89	(50)	-
Loss on sale of premises	(583)	(196)	(4)	(250)	(919)	(2,800)	(889)
Adjusted noninterest expense	$ 57,680	$ 62,342	$ 70,882	$ 70,922	$ 72,293	$ 74,926	$ 126,650
Total Revenue							
Net interest income	$ 68,801	$ 75,999	$ 99,038	$ 99,554	$ 99,395	$ 101,651	$ 148,769
Noninterest income	26,464	31,307	30,171	30,470	30,771	35,236	76,993
Total Revenue	$ 95,265	$ 107,306	$ 129,209	$ 130,024	$ 130,166	$ 136,887	$ 225,762
Adjusted Total Revenue							
Net interest income (TE)	$ 69,787	$ 76,943	$ 100,117	$ 100,633	$ 100,453	$ 102,713	$ 149,896
Noninterest income	26,464	31,307	30,171	30,470	30,771	35,236	76,993
Totel revenue (TE)	96,251	108,250	130,288	131,103	131,224	137,949	226,889
Adjustment Items:							
(Gain) loss on sale of securities	(37)	123	(48)	(1)	(66)	(69)	(4)
Servicing right impairment (recovery)	-	-	-	-	-	1,460	(1,319)
Gain on BOLI proceeds	-	-	-	-	-	-	(4,335)
Adjusted total revenue (TE)	$ 96,214	$ 108,373	$ 130,240	$ 131,102	$ 131,158	$ 139,340	$ 221,231
Efficiency ratio	62.04%	80.50%	56.00%	58.30%	57.95%	59.36%	85.35%
Adjusted efficiency ratio (TE)	59.95%	57.53%	54.42%	54.10%	55.12%	53.77%	57.25%
Average assets	$ 7,823,451	$ 8,529,035	$ 11,204,504	$ 11,307,980	$ 11,423,677	$ 11,625,344	$ 17,340,387
Noninterest expense / average assets	3.06%	4.06%	2.56%	2.66%	2.68%	2.80%	4.41%
Adjusted noninterest expense / average assets	2.99%	2.93%	2.51%	2.49%	2.57%	2.59%	2.90%

25

Appendix

Financial Highlights

Dollar values in millions	For the Quarter Ended,						
	2018Q1	2018Q2	2018Q3	2018Q4	2019Q1	2019Q2	2019Q3
Balance Sheet							
Total Assets ($B)	$8.0	$11.2	$11.4	$11.4	$11.7	$11.9	$17.8
Gross Loans ($B)	$6.3	$8.6	$8.7	$8.6	$8.6	$9.3	$14.0
Total Deposits ($B)	$6.4	$8.8	$9.2	$9.6	$9.8	$9.6	$13.7
Total Equity ($M)	$869	$1,372	$1,405	$1,456	$1,496	$1,537	$2,421
Tangible Common Equity ($M)	$648	$814	$845	$894	$939	$984	$1,412
Loans / Deposits (%)	96%	97%	93%	88%	87%	94%	94%
Capital							
TCE / TA (%)	8.30%	7.65%	7.77%	8.22%	8.46%	8.68%	8.43%
Leverage Ratio (%)	9.65%	11.43%	8.89%	9.17%	9.43%	9.47%	8.55%
Tier 1 Capital Ratio (%)	11.28%	10.35%	10.66%	11.07%	11.29%	10.66%	9.75%
Total Capital Ratio (%)	12.82%	11.55%	11.81%	12.23%	12.23%	11.74%	11.93%
Bank Level CRE / Total RBC (%)	230%	264%	258%	248%	246%	253%	231%
Earnings & Profitability							
Net Income	$26.7	$9.4	$41.4	$43.5	$39.9	$38.9	$21.4
ROAA (%)	1.38%	0.44%	1.47%	1.53%	1.42%	1.34%	0.49%
Adjusted ROAA (%) (1)	1.44%	1.38%	1.53%	1.61%	1.51%	1.56%	1.57%
ROAE (%)	12.73%	3.86%	11.78%	12.09%	10.95%	10.27%	3.49%
Adjusted ROATCE (%) (1)	17.09%	17.26%	20.50%	20.95%	18.82%	18.79%	18.95%
Net Interest Margin (%)	3.92%	3.95%	3.92%	3.91%	3.95%	3.91%	3.84%
NII / Average Assets (%)	1.37%	1.47%	1.07%	1.07%	1.09%	1.22%	1.76%
NIE / Average Assets (%)	3.06%	4.06%	2.56%	2.66%	2.68%	2.80%	4.41%
Efficiency Ratio (%)	62.04%	80.50%	56.00%	58.30%	57.95%	59.36%	85.35%
Adjusted Efficiency Ratio (%) (1)	59.95%	57.53%	54.42%	54.10%	55.12%	53.77%	57.25%
Asset Quality							
NPLs ($M)	$32.9	$60.0	$51.3	$46.3	$45.6	$46.1	$106.8
NPLs / Loans (%)	0.53%	0.71%	0.60%	0.54%	0.54%	0.51%	0.83%
NPAs ($M)	$48.8	$75.3	$68.4	$63.0	$62.4	$60.8	$128.8
NPAs / Assets (%)	0.61%	0.67%	0.60%	0.55%	0.54%	0.51%	0.73%
LLR ($M)	$26.2	$31.5	$28.1	$28.8	$28.7	$31.8	$35.5
LLR / Loans (%)	0.42%	0.37%	0.33%	0.34%	0.34%	0.35%	0.28%
NCOs ($M)	$1.4	$3.8	$5.5	$3.0	$3.6	$1.5	$2.3
NCOs / Average Loans (%)	0.09%	0.23%	0.26%	0.14%	0.17%	0.07%	0.07%
Yield and Cost							
Yield on Loans (%)	4.85%	4.96%	5.12%	5.19%	5.36%	5.32%	5.16%
Yield on Earning Assets (%)	4.52%	4.66%	4.78%	4.81%	4.95%	4.95%	4.86%
Cost of Deposits (%)	0.43%	0.47%	0.69%	0.79%	0.92%	0.97%	0.86%
Cost of Interest Bearing Liabilities (%)	0.84%	1.01%	1.18%	1.27%	1.42%	1.51%	1.47%

Note: See Appendix for reconciliation of non-GAAP financial measures
(1) Adjusted for non-recurring items; see Appendix for reconciliation

26